Exhibit 99.1

        AMENDMENT NUMBER SIX, dated as of March 14, 2002 (the "Amend-ment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, as amended by Amendment No. 1 dated as of March 31, 1999, Amendment No. 2 dated as of January 31, 2000, Amendment No. 3 dated as of July 13 2000, Amendment No. 4 dated as of August 8, 2001, Amendment No. 5 dated as of September 30, 2001 and as amended hereby (the "Credit Agreement") among MILACRON INC. a Delaware corporation (the "Bor-rower" and the "Company"), MILACRON METALWORKING GMBH, a German limited liability company ("Milacron GmbH"), MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German limited liability company ("MKE"), and MILACRON B.V., a Dutch corporation ("Milacron B.V." and together with Milacron GmbH and MKE, the "For-eign Subsidiary Borrowers"; the Foreign Subsidiary Borrowers, collectively with the Com-pany, the "Borrowers"), the lending institutions from time to time party thereto (each a "Lender" and collectively the "Lenders"), Bankers Trust Company, a New York banking cor-poration ("BTCo") as a Lender and as arranger and administrative agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent") and PNC Bank, as documentation agent (the "Documentation Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement;

        WHEREAS, the Agent and the Lenders have considered and agreed to the Company's requests, upon the terms and conditions set forth in this Amendment;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION ONE - AMENDMENTS.

        The Credit Agreement is amended as hereinafter provided in this Section One, effective as of the date first set forth above (the "Amendment No. 6 Effective Date").

        1.1. Amendments to Section 1 (Definitions) of the Credit Agreement.

        Section 1.1 of the Credit Agreement is hereby amended by adding the follow-ing new definitions in appropriate alphabetical order:

        "'Amendment No. 6' shall mean Amendment Number Six dated as of March 14, 2002 to this Agreement."

        "'Amendment No. 6 Effective Date' shall have the meaning set forth in Amendment No. 6."

        Section 1.1 of the Credit Agreement is hereby further amended as follows:

        "Applicable Borrowing Margin" is hereby amended by deleting "3.000" in clause (i) thereof and inserting in lieu thereof "3.500".

        "Asset Sale" is hereby amended by inserting the text "(other than for purposes of Section 3.3(d))" immediately following the words "sales, transfers or other dispositions of inventory and" in clause (i) thereof.

        "Consolidated EBITDA" is hereby amended by deleting the definition thereof in its entirety and inserting in lieu thereof the following:

        "'Consolidated EBITDA' shall mean, without duplication, for any period, the sum of the amounts for such period of (i) the Company's Consolidated Net Income, excluding therefrom the cumulative effect of any changes in accounting principles and any extraordinary or non-recurring items of gain or loss for such period and any restructuring charges and re-lated severance and other expenses incurred by the Company (w) for the fiscal quarter ending September 30, 2001 in an aggregate amount of up to $12.6 million, (x) for the fiscal quarter ending December 31, 2001 in an aggregate amount of up to $17.8 million, (y) for the fiscal quarter ending March 31, 2002 in an aggregate amount of up to $10.0 million and (z) for the fiscal year ending December 31, 2002 in an aggregate amount of up to $12.0 million (which $12.0 million shall include the amount referred to in clause (y) above) plus (ii) the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (a) the provision for taxes based on income of the Company and its Consolidated Subsidiaries, (b) Interest Expense and (c) depreciation, amortization and other similar non-cash expenses of the Company and its Consolidated Subsidiaries, for such period, all as determined on a con-solidated basis for the Company and its Consolidated Subsidiaries for such period in confor-mity with GAAP.

        "Consolidated Net Worth" is hereby amended by deleting the words "for the fiscal quarter ending September 30, 2001 in an aggregate amount of up to $32.0 million" in clause (iii) thereof and inserting in lieu thereof the following: "(w) for the fiscal quarter end-ing September 30, 2001 in an aggregate amount of up to $12.6 million, (x) for the fiscal quarter ending December 31, 2001 in an aggregate amount of up to $17.8 million, (y) for the fiscal quarter ending March 31, 2002 in an aggregate amount of up to $10.0 million and (z) for the fiscal year ending December 31, 2002 in an aggregate amount of up to $12.0 million (which $12.0 million shall include the amount referred to in clause (y) above)".

        "Consolidated Total Senior Indebtedness" is hereby amended by deleting the definition thereof in its entirety.

        "Dollar Equivalent" is hereby amended by adding immediately after the words "Deutsche Marks" the words "or Euros, as the case may be, ".

        "Net Cash Proceeds" is hereby amended by (i) inserting after the words "For-eign Subsidiary Borrower" in the second parenthetical in paragraph (c) thereof the following: "or a Foreign Subsidiary (in the case of any such Foreign Subsidiary, if the distribution of such cash proceeds to a Foreign Subsidiary Borrower is not prohibited by law or regulation and would not result in a significant tax or other significant financial liability)" and (ii) in-serting immediately preceding the closing parenthetical at the end of the second parenthetical in paragraph (c) the following: "; provided that upon the Company's determining reasonably and in good faith that at least $1.0 million of such cash proceeds (or an amount equal to such cash proceeds) is not subject to such prohibition, tax or other financial liability, such cash pro-ceeds (or such equal amount) shall then be deemed Net Cash Proceeds".

        1.2. Amendments to Section 2 (Amount and Terms of Loans) of the Credit Agreement.

        Section 2.1(a) of the Credit Agreement is hereby amended by deleting the fourth sentence thereof in its entirety and inserting in lieu thereof the following:

        "Notwithstanding the foregoing provisions of this Section 2.1(a), (i) on December 31, 2001, if the Total Revolving Loan Commitment shall then ex-ceed $335,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total Revolving Loan Commit-ment shall be permanently reduced to $335,000,000 (plus the aggregate in-creases in the Total Revolving Loan Commitment pursuant to Section 11.21), (ii) on June 15, 2002, if the Total Revolving Loan Commitment shall then ex-ceed $325,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total Revolving Loan Commit-ment shall be permanently reduced to $325,000,000 and (iii) on December 31, 2002, if the Total Revolving Loan Commitment shall then exceed $310,000,000 (plus the aggregate increases in the Total Revolving Loan Com-mitment pursuant to Section 11.21), the Total Revolving Loan Commitment shall be permanently reduced to $310,000,000 and, in each case, each Lender's Revolving Loan Commitment shall be permanently reduced by an amount equal to its Pro Rata Share of each such reduction in the Revolving Loan Commitments and, after giving effect to each such reduction, the Company or the Foreign Subsidiary Borrowers, as the case may be, will make prepayments of Revolving Loans and cash collateralize outstanding Letters of Credit, in each case to the extent and in the manner required by Section 3.3."

        1.3. Amendment to Section 3 (Reductions in Commitments; Prepayments and Payments) of the Credit Agreement.

        Section 3.3 of the Credit Agreement is hereby amended by adding at the end of the first sentence of paragraph (d) thereof the following:

        "; and provided, further that so long as no Default or Event of Default shall then exist or arise therefrom, such permanent reduction shall not be required to be made on such date with respect to (i) the first $3.0 million of Net Cash Proceeds and (ii) 50% of each dollar of the next $22.0 million of Net Cash Proceeds, in each case, received after the Amendment No. 6 Effective Date from the consummation of one or more Sale-leaseback transactions described in Schedule 3.3(d) hereto."

        1.4. Amendments to Section 5 (Affirmative Covenants) of the Credit Agreement.

        Section 5.11 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

        "5.11. Consolidated Total Indebtedness to Consolidated EBITDA Ra-tio. The Company shall maintain, at all times during the respective periods in-dicated below, a ratio of Consolidated Total Indebtedness (determined on a Pro Forma Basis) to Consolidated EBITDA (determined on a Pro Forma Basis) not to exceed the respective ratio indicated during such period.

Period	Ratio

July 1, 2002 - September 30, 2002	13.30 to 1.00
October 1, 2002 - December 31,2002	7.60 to 1.00
Each fiscal quarter ending on or after January 1, 2003	3.50 to 1.00"

        Section 5.13 of the Credit Agreement is hereby amended by deleting the amount "$30,000,000" therein and replacing it with "$14,000,000".

        Section 5.15 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

        "5.15. Cash Balances. The amount in dollars of cash and cash equivalents (as defined in the Company's financial statements filed with the Securities and Exchange Com-mission) of the Company and its Domestic Subsidiaries that is located in the United States shall not be less than (i) $2.5 million at any time on or after March 13, 2002 and on or prior to June 30, 2002 and (ii) $5.0 million on March 31, 2002, April 30, 2002, May 31, 2002 and June 30, 2002 and, not later than 15 days after the end of each calendar month (beginning with the calendar month ending March 31, 2002), the Company shall cause to be delivered to the Agent and each Lender an Officers' Certificate certifying as to, and demonstrating in reason-able detail, compliance with this Section 5.15."

        Section 5 of the Credit Agreement is hereby further amended by adding at the end of such Section the following:

        "5.16. Cash Accounts. All cash and cash equivalents (as defined in the Com-pany's financial statements filed with the Securities and Exchange Commission) of the Com-pany and its Domestic Subsidiaries that is located in the United States (other than cash or cash equivalents held in other bank accounts with banks to the extent reasonably necessary in the ordinary course of business, consistent with past practice, for the operation of the business of the Company and its Subsidiaries at the time) shall be maintained in one or more accounts with Lenders."

        1.5. Amendments to Section 6 (Negative Covenants) of the Credit Agreement.

        Section 6.8 is hereby amended by deleting the word "and" immediately pre-ceding the words "(ii) Sale-leaseback transactions" and inserting "," in place thereof and by adding at the end of Section 6.8 the words "and (iii) Sale-leaseback transactions pursuant to Section 6.16(vii)."

        Section 6.13 is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

        "6.13 Capital Expenditures. The Company shall not permit the cumu-lative amount of Capital Expenditures made by the Company and its Subsidi-aries determined from the period commencing with the first day of the first fis-cal quarter set forth below to the last day of each fiscal quarter set forth below to be greater than the corresponding amount set forth below:

Fiscal Quarter Ending	Cumulative Capital Expenditures

March 31, 2002	$10.0 million
June 30, 2002	$17.0 million
September 30, 2002	$25.0 million
December 31, 2002	$30.0 million"

        The Company shall not permit the aggregate amount of Capital Expenditures made by the Company and its Subsidiaries to exceed $38.0 million in each of the fiscal years of the Company ended December 31, 2003, December 31, 2004 and December 31, 2005.

        Section 6 of the Credit Agreement is hereby further amended by adding at the end of such Section the following:

        "6.15 Minimum Cumulative Consolidated EBITDA. The Company shall not permit cumulative Consolidated EBITDA determined from the period commencing with the first day of the first fiscal quarter set forth below to the last day of each fiscal quarter set forth below to be less than the corresponding amount set forth below:

Fiscal Quarter Ending	Minimum Cumulative Consolidated EBITDA

March 31, 2002	$1.0 million
June 30, 2002	$10.0 million
September 30, 2002	$33.4 million
December 31, 2002	$62.5 million"

        "6.16. Indebtedness. From the period commencing on the Amendment No. 6 Effective Date to the first date on which the Total Revolving Loan Commitment has been reduced to $75.0 million or less, the Company shall not, and shall not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except (without duplication):

        (i) Indebtedness created under the Loan Documents;

        (ii) (x) Indebtedness outstanding on the date hereof and (y) Indebtedness outstanding under lines of credit on the Amendment No. 5 Effective Date, in each case as set forth in Schedule 6.16 and extensions, renewals and replacements of any such Indebtedness referred to in (x) or (y) that do not extend the maturity thereof, do not in-crease the outstanding principal amount thereof and do not change the obligors there-under on terms taken as a whole no less favorable to the Company or the Lenders than the terms of such Indebtedness in effect on the date hereof or on the Amendment No. 5 Effective Date, as the case may be (other than interest rates, which shall be at market rates); provided that the Company may designate such Indebtedness as a "Designated Line of Credit" pursuant to and in accordance with Section 5.13 and the Security Documents for purposes of securing such Indebtedness with a Lien on Collateral;

        (iii) (x) undrawn amounts in respect of lines of credit of the Company or any Subsidiary existing on the date hereof and (y) undrawn amounts in respect of lines of credit of the Company or any Subsidiary existing on the Amendment No. 5 Effec-tive Date, in each case as set forth in Schedule 6.16, and extensions, renewals and re-placements of any such Indebtedness referred to in (x) or (y) that do not extend the maturity thereof, do not increase the maximum principal amount thereof and do not change the obligors thereunder on terms taken as a whole no less favorable to the Company or the Lenders than the terms of such Indebtedness in effect on the date hereof or on the Amendment No. 5 Effective Date, as the case may be;

        (iv) Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary incurred in the ordinary course of business and consistent with past practice; provided that the obligee under such Indebtedness does not pledge such Indebtedness to, or otherwise grant a Lien on such Indebtedness for the benefit of, any other Person other than pursuant to the Loan Documents;

        (v) Guarantees by the Company of Indebtedness of any Subsidiary; pro-vided that the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $3.0 million at any time outstanding;

        (vi) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that such Indebtedness exists at the time such Person becomes a Sub-sidiary and is not created in contemplation of or in connection with such Person be-coming a Subsidiary; provided further that the aggregate principal amount of Indebt-edness incurred pursuant to this clause (vi) shall not exceed $2.0 million at any time outstanding;

        (vii) Indebtedness attributable to Sale-leaseback transactions described in Schedule 3.3(d) in an aggregate amount not to exceed $25.0 million and Guarantees by the Company of such Indebtedness;

        (viii) Indebtedness incurred under interest rate agreements, currency ex-change agreements, commodity price protection agreements or other similar agree-ments entered into for the purpose of limiting risk in the ordinary course of financial management and not for speculative purposes; and

        (ix) other Indebtedness of the Company or any Subsidiary not in excess of $10.0 million at any time outstanding."

        "6.17. Agreements to Apply Proceeds. Neither the Company nor any of its Subsidiaries will, on or after the Amendment No. 6 Effective Date, enter into any agreement requiring the Company or any such Subsidiary to repay any Indebtedness with the proceeds of any Asset Sale other than (a) any Indebted-ness of a Subsidiary of the Company that is to be sold pursuant to such Asset Sale, (b) any Indebtedness of a Subsidiary of the Company the assets of which are to be sold pursuant to such Asset Sale and (c) any Indebtedness of a Sub-sidiary of the Company secured by the assets to be sold pursuant to such Asset Sale, in the case of clauses (a), (b) and (c) above, only if such Indebtedness is incurred by such Subsidiary under a line of credit that is permitted pursuant to clause (ii) or (iii) of Section 6.16 in the ordinary course of business consistent with past practice and the proceeds of such Indebtedness are used in the con-duct of business of the Subsidiary or assets to be sold pursuant to such Asset Sale."

        1.6. Amendments to Section 7 (Events of Default) of the Credit Agreement.

        Section 7.2 of the Credit Agreement is hereby amended by adding after "5.15" in clause (i) thereof the following: ", 5.16".

        1.7. Amendments to Section 11 (Miscellaneous) of the Credit Agreement.

        Section 11.6 of the Credit Agreement is hereby amended by adding immedi-ately preceding the period at the end of the first sentence of Section 11.6 the following:

        "; provided that, for purposes of determining the permissibility of any new Loan requested by a Borrower or the issuance of a new Letter of Credit for the account of any Borrower, such Dollar Equivalent shall be calculated as provided in the definition of Dollar Equivalent."

SECTION TWO - REPRESENTATIONS AND WARRANTIES.

        The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not pro-hibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execu-tion and delivery hereof) to the Agent and each Lender that:

        (a) Each of the Company, MKE, Milacron GmbH and Milacron B.V. has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and perform-ance of this Amendment;

        (b) No consent of any Person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or decla-ration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

        (c) This Amendment has been duly executed and delivered on behalf of each of the Company, MKE, Milacron GmbH and Milacron B.V. by a duly authorized officer or attorney-in-fact of the Company or MKE, Milacron GmbH or Milacron B.V., as the case may be, and constitutes a legal, valid and binding obligation of the Company and each of MKE, Milacron GmbH or Milacron B.V., as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorgani-zation, insolvency, moratorium or similar laws affecting creditor's rights generally or by eq-uitable principles relating to enforceability;

        (d) The execution, delivery and performance of this Amendment will not vio-late (i) any provision of law applicable to the Company or MKE, Milacron GmbH or Milacron B.V. or (ii) contractual obligations of the Company or MKE, Milacron GmbH or Milacron B.V., except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect;

        (e) Each of the Company, MKE, Milacron GmbH and Milacron B.V. acknowl-edges and agrees that the Loans outstanding as of the date hereof (the Dollar Equivalent of Loans denominated in Euros is calculated as of March 11, 2002 pursuant to the Credit Agree-ment) are in an aggregate principal amount equal to $324,028,500 (the "Existing Loans") and the aggregate Letter of Credit Usage outstanding as of the date hereof are in an amount equal to $10,164,300 (the "Existing Letter of Credit Usage" and, together with the Existing Loans, the "Existing Extensions of Credit") and none of the Borrowers has any defense, counter-claims or right of offset with respect to such amounts; and

        (f) On and as of the Amendment No. 6 Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION THREE - MISCELLANEOUS.

        (a) The Company shall pay in cash upon the earlier to occur of 1) June 30, 2002 or 2) the consummation of any single Asset Sale or series of related Asset Sales resulting in Net Cash Proceeds in excess of $40.0 million to each Lender that executes and delivers a signature page to this Amendment not later than the close of business (New York City time) on the date hereof a fee in an aggregate amount equal to 0.50% of such Lender's Commitment in effect immediately after giving effect to this Amendment. Without limiting or amending the provisions of Section 11.3 of the Credit Agreement, the Company shall pay not later than March 14, 2002 all fees and expenses of the Agent (including the reasonable fees of counsel to the Agent) in connection with this Amendment and Amendment No. 5 and related matters that have been invoiced through March 8, 2002.

        (b) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

        (c) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment No. 6 Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

        (d) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

        (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

        (f) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

Amendment No. 6

MILACRON INC.

By:

Title:	Vice President - Finance and Chief Financial Officer

Notice Addresss: Milacron Inc. 2090 Florence Avenue Cincinnati, Ohio 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON KUNSTSTOFFMASCHINEN EUROPA GmbH,

By:

on basis of Power of Attorney dated as of ______, 2002

Notice Addresss: c/o Milacron Inc. 2090 Florence Avenue Cincinnati, Ohio 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON METALWORKING TECHNOLOGIES HOLDING GmbH,

By:

on basis of Power of Attorney dated as of _________, 2002

Notice Addresss: c/o Milacron Inc. 2090 Florence Avenue Cincinnati, Ohio 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON B.V.

By:

on basis of Power of Attorney dated as of __________, 2002

Notice Addresss: c/o Milacron Inc. 2090 Florence Avenue Cincinnati, Ohio 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

ABN AMRO BANK N.V., as a Lender

By:

Title:

By:

Title:

Notice Office and Payment Office: 208 South LaSalle Street Chicago, IL 60674 Attention: Loan Administration Telephone: (312) 992-5151 Fax: (312) 992-5156

BANKERS TRUST COMPANY, as a Lender and as Agent

By:

Title:

Notice Address and Payment Office: Bankers Trust Company 130 Liberty Street New York, New York 10006 Attention: Telephone: (212) 250-8829 Fax: (212) 250-7351

BANK ONE,INDIANA, N.A., as a Lender

By:

Title:	Vice President

Notice Address and Payment Office: 100 East Broad Street 7th Floor Columbus, OH 43215 Attention: Telephone:(614) 248-1780 Fax:(614) 248-5518

COMERICA BANK, as a Lender

By:

Title:

Notice Address and Payment Office: 500 Woodward Avenue Detroit, Michigan 48226 Attention: Telephone: (313) 222-9644 Fax: (313) 222-9514

CREDIT SUISSE FIRST BOSTON, as a Lender

By:

Title:

By:

Title:

Notice Address and Payment Office: Telephone: Fax:

FIFTH THIRD BANK, as a Lender

By:

Title:

Notice Address and Payment Office: Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45263 Attention: Telephone: (513) 744-8662 Fax: (513) 744-5947

FIRSTAR BANK, National Association, as a Lender

By:

Title:

Notice Address and Payment Office: 425 Walnut St. Location 8160 Cincinnati, Ohio 45201-1038 Attention: Telephone: (513) 632-4073 Fax: (513) 632-2068

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:

Title:

Notice Address and Payment Office: 127 Public Square Mail Code OH01-27-0606 Cleveland, Ohio 44114 Attention: Thomas J. Purcell Telephone: (216) 689-4439 Fax: (216) 689-4981

GE CAPITAL CFE.INC., as a Lender

By:

Title:

Notice Address and Payment Office: Telephone: (513) 744-8662 Fax: (513) 744-5947

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Lender

By:

Title:

Notice Address and Payment
Office:

Morgan Guaranty Trust Company
 of New York
c/o J.P. Morgan
One Bush Street, Suite 1380
San Francisco, CA 94104

Attention: William Rindfuss
Telephone: (415) 371-4976
Fax: (415) 371-4881

PNC BANK, as a Lender

By:

Title:

Notice Address and Payment Office: PNC Center P.O.Box 1198 Cincinnati, Ohio 45201 Attention: Telephone: (513) 651-7189 Fax: (513) 651-8951